Prospectus Supplement	March 31, 2006

PUTNAM HIGH YIELD TRUST - Prospectuses dated December 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the Core Fixed-Income High-Yield Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Paul Scanlon (Portfolio Leader), Norman Boucher (Portfolio Member) and Robert Salvin (Portfolio Member).

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